June 15, 2018

The Chartwell Funds

Berwyn Income Fund

Chartwell Mid Cap Value Fund

Chartwell Short Duration High Yield Fund

Chartwell Small Cap Growth Fund

Chartwell Small Cap Value Fund

Supplement to Prospectus and Statement of Additional Information

Dated March 1, 2018, as supplemented March 22, 2018

Effective August 24, 2018, the Prospectus dated March 1, 2018, as supplemented March 22, 2018, and the Statement of Additional Information (“SAI”), dated March 1, 2018, for each of the Chartwell Funds are hereby amended to reflect the following information for Berwyn Income Fund, Chartwell Mid Cap Value Fund, Chartwell Short Duration High Yield Fund, Chartwell Small Cap Growth Fund, and Chartwell Small Cap Value Fund (collectively the “Funds”):

1.	In the “Methods of Buying” section on page 46 of the Prospectus, the mailing address for The Chartwell Funds is deleted and replaced with the following:

Regular Mail	Overnight Delivery:
The Chartwell Funds	The Chartwell Funds
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707	Cincinnati, Ohio 45246

2.	The “By wire” section on page 47 of the Prospectus is deleted and replaced with the following:

To open an account by wire, a completed account application form must be received by the Funds before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. For wire instructions, please contact the Transfer Agent at 1-888-995-5505.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. Neither the Funds, Ultimus, nor UMB Bank, n.a. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or incomplete wire instructions.

3.	In the “Selling (Redeeming) Fund Shares – By Mail” section on page 48 of the Prospectus, the mailing address for The Chartwell Funds is deleted and replaced with the following:

Regular Mail	Overnight Delivery
The Chartwell Funds	The Chartwell Funds
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707	Cincinnati, Ohio 45246

4.	On page 61 of the Prospectus, the “Fund Co-Administrator” section is hereby deleted and the “Fund Co-Administrator, Transfer Agent and Fund Accountant” section is deleted and replaced with the following:

Fund Administrator, Transfer Agent and Fund Accountant

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

5.	On page 62 of the Prospectus, the address for The Chartwell Funds is deleted and replaced with the following:

The Chartwell Funds

P.O. Box 46707

Cincinnati, Ohio 46707

6.	The address for The Chartwell Funds on page B-1 of the SAI is hereby deleted and replaced with the following:

The Chartwell Funds

P.O. Box 46707

Cincinnati, Ohio 46707

1-888-995-5505

7.	The “Service Providers” section which begins on page B-38 of the SAI is hereby deleted and replaced with the following:

Effective August 24, 2018, Chartwell retained Ultimus Fund Solutions, LLC (the “Administrator”) as the administrator of the Funds. The Administrator has its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 46707. Prior to August 24, 2018, UMB Fund Services, Inc. (“UMBFS”) and Mutual Fund Administration, LLC (“MFAC,” and collectively with UMBFS the “Co-Administrators”) served as the co-administrators for the Funds. The Administrator to the Funds provides certain administrative services to each Fund, including, among other responsibilities, preparing for signature by an officer of the Trust all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. The Administrator also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent. In this capacity, the Administrator does not have any responsibility or authority for the management of each Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Master Services Agreement provides that the Administrator be liable for any damages, losses or costs arising directly or indirectly out of its failure to perform its duties to the extent such damages, losses or costs arise directly or indirectly out of its willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties. Due to the change in the administrator of the Funds, all references to UMBFS, MFAC and/or the Co-Administrators throughout the SAI are replaced with the Administrator.

UMB Bank, n.a. (the “Custodian”) is the custodian of the assets of each Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri 64106. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Funds.

BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, PA 19103, is the independent registered public accounting firm for the Funds. Its services include auditing each Fund’s financial statements and the performance of related tax services.

Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”), 2005 Market Street, Suite 2600, Philadelphia 19103-7018, serves as counsel to the Trust and provides counsel on legal matters relating to the Funds.

Further Information

For further information, please contact the Funds toll-free at 1-888-995-5505. You may also obtain additional copies of the Funds’ Prospectus and Statement of Additional Information, free of charge, by writing to the Funds c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Funds toll-free at the number above or by visiting the Funds’ website at https://www.chartwellip.com.

Please retain this Supplement for future reference.